SCHEDULE 14A
                                 (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant Filed by a party other than the Registrant Check the appropriate box:
  Preliminary Proxy Statement      Confidential, For use of the Commission Only
                                          (as permitted by Rule 14a-6(e)(2)
  Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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ABN AMRO FUNDS
(Name of Registrant as Specified in Charter)
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Payment of Filing Fee (Check the appropriate box): No fee required.
  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11 (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule - 11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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           Check box if any part of the fee is offset as  provided  by  Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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         (1)  Amount previously paid:
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         (2)                        Form, Schedule or Registration no.: Schedule
                                    14A; 33-52784; 811-07244
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         (3)  Filing Party:  ABN AMRO FUNDS
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         (4)  Date Filed:  October 19, 1999
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


PRELIMINARY  10/19/99

ABN AMRO FUNDS
c/o First Data Investor Services Group
101 Federal Street - BOS 610
Boston, Massachusetts 02110

Notice of Special Meeting
of Shareholders
to be held on
November 30, 1999

Value Fund (US)
Small Cap Growth Fund (US)

Notice is hereby given that a Special Meeting of Shareholders of each of the above referenced Funds (each a "Fund") will be held at the offices of First Data Investor Services Group, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 at 10:00 a.m. (local time) on November 30, 1999 for the following purposes:
1. To approve a new Investment Sub-Advisory Agreement between ABN AMRO
Asset Management (USA) Inc. (the "Advisor") and Mellon Equity Associates, LLP relating to the Value Fund. (Proposal 1) (Value Fund Shareholders only)

2. To approve a new Investment Sub-Advisory Agreement between the Advisor and Delaware Management Company, a series of Delaware Management Business Trust relating to the Small Cap Growth Fund. (Proposal 2) (Small Cap Growth Fund Shareholders only)

3. To transact such other business as may properly come before the Special Meeting or any adjournments thereto.

These items are discussed in greater detail in the attached Proxy Statement. Shareholders of record at the close of business on October 14, 1999 are entitled to notice of and to vote at the Special Meeting.

By Order  of the  Board  of  Trustees
/s/James  Wynsma
James  Wynsma
President and Chief Executive Officer
ABN AMRO Funds
November [__,] 1999

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


         Registration      Valid Signature

Corporate Accounts

(1) ABC Corp.                                ABC Corp.
(2) ABC Corp.                                John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer                      John Doe
(4) ABC Corp. Profit Sharing Plan            John Doe, Trustee

Trust Accounts

(1) ABC Trust                                Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee                     Jane B. Doe
u/t/d 12/28/78

Custodian or Estate Accounts

(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA               John B. Smith
(2) Estate of John B. Smith                 John B. Smith, Jr., Executor

                                 ABN AMRO FUNDS
                                Proxy Statement
                     For a Special Meeting of Shareholders
                                 to be held on
                               November 30, 1999
                                Value Fund (US)
                           Small Cap Growth Fund (US)

Introduction

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of ABN AMRO Funds (the "Trust") for use at the special meeting of shareholders of the Value Fund and Small Cap Growth Fund (each a "Fund") to be held at 10:00 a.m. (local time) on Tuesday, November 30, 1999 at the offices of First Data Investor Services Group, Inc. ("Investor Services Group"), 4400 Computer Drive, Westborough, Massachusetts 01581 and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about November [__,] 1999.

The purpose of the Meeting is to approve new Investment Sub-Advisory Agreements for the Value Fund and the Small Cap Growth Fund. Under the provisions of the Investment Company Act of 1940, as amended (the "Act"), holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Value Fund and the Small Cap Growth Fund are required to approve the respective Investment Sub-Advisory Agreements for the Funds.

[Information required by Item 22(c)(8) to be provided]

Each whole share held entitles the holder of record to one vote, and each fractional share held entitles the holder of record to a proportionate fractional vote, on each matter to be acted upon at the Meeting.

Each valid proxy will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the proposal relating to your Fund. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

The Board of Trustees of the Trust recommends that you vote in favor of the proposal relating to your Fund.

The Board of the Trust has fixed the close of business on October 14, 1999 as the record date (the "Record Date") for determining holders of the Funds' shares entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the following shares were outstanding:


----------------------------------------------------------- ---------------- ----------------- ---------------------
Fund                                                        Common           Investor          Total Fund
                                                            Shares           Shares            Shares
Value Fund (US)                                             12,522,114.683   293,708.757       12,815,823.440
Small Cap Growth Fund (US)                                      10,678.683    90,450.846          101,129.529

----------------------------------------------------------- ---------------- ----------------- ---------------------


The date of this Proxy Statement is November [ __,] 1999

SUMMARY OF PROPOSALS

Background

For the reasons and based on an analysis of factors described below and upon the recommendation of ABN AMRO Asset Management (USA) Inc. (the "Advisor"), the Trustees of the Trust have unanimously approved the proposed Investment Sub-Advisory Agreement between the Advisor and Mellon Equity Associates, LLP ("Mellon" or a "Sub-Advisor") relating to the Value Fund ("Value Agreement") and the proposed Investment Sub-Advisory Agreement between the Advisor and Delaware Management Company, a series of Delaware Management Business Trust ("Delaware Management" or a "Sub-Advisor" and, together with Mellon, the "Sub-Advisors") relating to the Small Cap Growth Fund ("Small Cap Agreement"). The form of Value Agreement is attached to this Proxy Statement as Exhibit A and the form of Small Cap Agreement is attached to this Proxy Statement as Exhibit B (collectively referred to as the "New Agreements").

New Agreements

Under the terms of the New
Agreements and subject to the supervision of the Advisor and direction of the Board of Trustees, each Sub-Advisor will have general responsibility for the investment and management of its respective Fund's assets and will furnish the Fund with information the Fund may reasonably request with respect to its investments. Specifically, the Sub-Advisors will, subject to the supervision of the Advisor and the Board of Trustees and their agents, manage the investment and reinvestment of each Fund's assets by making investment decisions, providing portfolio management services and placing purchase and sales orders for portfolio transactions for each respective Fund.

If approved, the New Agreements will each remain in effect for two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Trustees who are not parties to such contract or agreement or "interested persons" (as defined in the Act) of any such party. Each of the New Agreements will terminate upon assignment by any party and are terminable, without penalty, on not less than 30 days' nor more than 60 days' written notice by the Board of Trustees or by a "majority" vote of the shareholders of the respective Fund (as defined in the Act) or upon 90 days' written notice by the Advisor or a Sub-Advisor. The investment advisory fee rate charged to the Funds under the Investment Advisory Agreement between the Trust and the Advisor on behalf of each Fund is 0.80% of each Fund's annual average daily net assets. The investment sub-advisory fees payable under the New Agreements to each Sub-Advisor will be paid by the Advisor, not the Trust or the Funds. There will be no changes in the fees payable by the Funds to the Advisor.

Recommendation  of the  Board

At a meeting of the Board of Trustees held on September 27, 1999 called for the purpose of voting on approval of the New Agreements, the Board of Trustees, including those Trustees who are not "interested persons" as defined under the Act, unanimously approved the New Agreements for each Fund. In reaching this conclusion, the Board of Trustees obtained from the Advisor and each Sub-Advisor such information as it deemed reasonably necessary to approve Mellon as the investment sub-advisor to the Value Fund and Delaware Management as investment sub-advisor to the Small Cap Growth Fund. Representatives of Mellon and Delaware Management provided detailed information to the Board with respect to, among other factors, organizational structure, assets under management, asset management services, financial condition and business plans. The Board of Trustees considered a number of factors, including, among other things, the nature, scope and quality of services that each Sub-Advisor proposed to provide to the Funds; the quality of the personnel of each Sub-Advisor; the proposed fee rate of each Sub-Advisor; and the terms and conditions of the New Agreements. The Board of Trustees also considered a number of other factors, including the capacity of each Sub-Advisor to perform its duties under the New Agreements; the level of continuity of each Sub-Advisor's investment management personnel and the financial standing of each Sub-Advisor and its parent; and the experience and expertise of both Mellon and Delaware Management as investment advisors. Based on the factors discussed above and others, the Board of Trustees approved the New Agreements, subject to shareholder approval.

PROPOSAL  1 TO APPROVE OR  DISAPPROVE  A NEW  INVESTMENT
SUB-ADVISORY AGREEMENT BETWEEN ABN AMRO ASSET MANAGEMENT (USA) INC. AND MELLON EQUITY ASSOCIATES, LLP RELATING TO THE VALUE FUND. THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE VALUE FUND VOTE "FOR" APPROVAL OF THE VALUE AGREEMENT.

Mellon is a limited liability partnership organized under the laws of the State of Pennsylvania and is registered with the Securities and Exchange Commission under the Advisers Act. It is located at 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258. Mellon provides a full range of investment advisory services. Mellon serves as investment adviser to six investment companies and one separate account with combined assets of $67 million. None of such investment companies has the same investment objective as the Value Fund.

Mellon Bank, N.A., a national banking association, located at 4700 Mellon Bank Center, Pittsburgh, Pennsylvania 15258-0001, is the 99% limited partner, and MMIP, Inc., a Delaware corporation, located at 919 North Market Street, Wilmington, Delaware 19801, is the 1% general partner of Mellon. Mellon Bank, N.A. owns 100% of MMIP, Inc. As of September 30, 1999, Mellon managed approximately $32.5 billion of assets.

[composite performance information to be provided]

The investment sub-advisory fee payable under the Value Agreement to Mellon will be paid by the Advisor, not the Trust or the Fund. There will be no changes in the fee payable by the Value Fund to the Advisor resulting from the approval of the Value Agreement. Pursuant to the Value Agreement, the Advisor will pay Mellon a monthly fee at the annual rates of 0.40% of the Value Fund's average daily net assets up to $100 million, 0.35% on the next $150 million, 0.30% on the next $250 million and 0.25% on assets over $250 of the Value Fund's average daily net assets.

During the fiscal year ended December 31, 1998, the Value Fund's investment advisory fees paid to the Advisor amounted to $1,674,000.

The services of Mellon are not deemed to be exclusive and nothing in the Value Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

In effecting portfolio transactions for the Fund, Mellon will use its best efforts to select brokers that can provide brokerage services that offer the most favorable price and best execution available. Mellon may allocate a portion of its brokerage business to brokers and dealers who provide research services. These research services may be used by Mellon in its investment decision making process and may not be used exclusively with respect to the Fund. However, the use of such "soft dollars" shall not interfere with or impede Mellon's commitment to provide best execution for the Value Fund.

The names, business addresses and principal occupations of the current Executive Management Committee Members and principal executive officers of Mellon are set forth below. Except as otherwise indicated, the business address of the individuals named below is at 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258 and their positions at Mellon constitutes their principal occupation.

List of Names Title and Principal Occupation Christopher M. Condron
Executive Committee Member (May 1995 - present) Ronald P. O'Hanley Executive Committee Member (February 1997 - present) Stephen E. Canter Executive Committee Member (January 1999 - present) William P. Rydell President and Chief Executive Officer and Executive Committee Member (June 1994 - present) James M. Gockley Executive Committee Member (August 1995 - present) Patricia K. Nichols Executive Vice President, Chief Operations Officer and Executive Committee Member (May 1998 - present) Robert A. Wilk Senior Vice President (April 1990 - present) John
R. O'Toole Senior Vice President (April 1990 - present) Steven A. Falci Senior Vice President (February 1994 - present) Ronald P. Gala Senior Vice President (March 1996 - present) John W. Keller Director of Equity Trading (February 1994
- present)  Kenneth  Barker  Senior  Vice  President  (February  1989 - Present)

PROPOSAL 2

TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN ABN AMRO ASSET MANAGEMENT (USA) INC. AND DELAWARE MANAGEMENT COMPANY, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST RELATING TO THE SMALL CAP FUND.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE SMALL CAP GROWTH FUND VOTE "FOR" APPROVAL OF THE SMALL CAP AGREEMENT.

Delaware Management is a series of Delaware Management Business Trust, which is a Delaware business trust organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission under the Advisers Act. There are two separate series of Delaware Management Business Trust:
Delaware Management and Delaware Investment Advisers. Delaware Management will provide advisory services to the Small Cap Growth Fund. Delaware Management Business Trust provides a full range of investment advisory services through Delaware Management and Delaware Investment Advisers. Delaware Management provides investment management services to the registered investment companies in the Delaware Investments Family of Funds. Delaware Investment Advisers provides investment advisory services to large taxable and tax exempt institutional accounts. Those investment companies which are advised by Delaware Management and which have similar investment objectives to the Small Cap Growth Fund are as follows:

Fund Name                          Rate of  Compensation       Asset Size
Delaware  Trend Fund of Delaware    [to be  provided]        [to be provided]
Group Equity Funds III

Delaware  Small Cap Value Fund of   [to be  provided]        [to be  provided]

Delaware Group Equity Funds V, Inc.
Small Cap Value  Series and Trend   [to be  provided]        [to be provided]
of Series Delaware Group Premium Fund,
Inc.

The Small Cap Growth Portfolio and  [to be provided]         [to be provided]
The Small Cap Value Portfolio of
Delaware Pooled Trust, Inc.

Delaware Management is located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware Management and its affiliates serve as investment adviser or sub-adviser to 118 investment companies. Delaware Management Business Trust, having the same address as Delaware Management, is an indirect, wholly owned subsidiary of Lincoln National Corporation, a publicly traded Indiana corporation, which is also known as Lincoln Financial Group. The address of Lincoln National Corporation is Centre Square, West Tower, 1500 Market Street, Suite 3900, Philadelphia, Pennsylvania 19102-2112. As of September 30, 1999, Delaware Management managed approximately $15.9 billion of assets.

[composite  performance  information  to be provided]

It is anticipated that upon approval of the Small Cap Agreement, the Fund's investment strategy will be expanded from a growth-style to a combined growth and value style and that the Fund's name also will be changed to "Small Cap Fund" to reflect this change.

The investment sub-advisory fee payable under the Small Cap Agreement to Delaware Management will be paid by the Advisor, not the Trust or the Fund. There will be no changes in the fee payable by the Small Cap Growth Fund to the Advisor as a result of the approval of the Small Cap Agreement. Pursuant to the Small Cap Agreement, the Advisor will pay Delaware Management a monthly fee at the annual rates of 0.55% of the Small Cap Growth Fund's average daily net assets up to $50 million, and 0.45% on assets over $50 million of the Small Cap Growth Fund's average daily net assets.

During the fiscal year ended December 31, 1998, the Small Cap Growth Fund's investment advisory fees paid to the Advisor amounted to $390,000.

The services of Delaware Management are not deemed to be exclusive and nothing in the Small Cap Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

The names, business addresses and principal occupations of the current trustees and principal executive officers of Delaware Management Business Trust are set forth below. Except as otherwise indicated, the business address of the individuals named below is One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103 and their positions at Delaware Management Business Trust constitute their principal occupation.

List of  Names  Title  and  Principal
Occupation David K. Downes Trustee, Executive Vice President, Chief Operating Officer, Chief Financial Officer of Delaware Management Business Trust ("DMBT"); President of Delaware Management Company ("DMC"); and Executive Vice President/Chief Operating Officer and Chief Financial Officer of Delaware Investment Advisers ("DIA"). William E. Dodge Executive Vice President of DMBT; Executive Vice President, Chief Investment Officer of DMC-Equity of DMC; and President and Chief Investment Officer of DIA. John B. Fields Trustee of DMBT; Senior Vice President and Senior Portfolio Manager of DMC and DIA. Richard J. Flannery Trustee, Executive Vice President and General Counsel of DMBT; Executive Vice President and General Counsel of DMC and DIA. H. Thomas McMeekin Executive Vice President of DMBT; Executive Vice President, Chief Investment Officer of DMC and DIA Fixed Income. Richard G. Unruh, Jr. Trustee and Executive Vice President of DMBT; Executive Vice President and Chief Investment Officer of DMC; and Chief Executive Officer and Chief Investment Officer of DIA. Joseph H. Hastings Senior Vice President, Treasurer and Corporate Controller of DMBT and DMC; and Senior Vice President and Corporate Controller of DIA. Joanne O. Hutcheson Senior Vice President of Human Resources of DMBT, DMC and DIA. Richelle S. Maestro Senior Vice President, Deputy Counsel and Secretary of DMBT, DMC and DIA. Eric E. Miller Senior Vice President, Deputy General Counsel and Assistant Secretary of DMBT, DMC and DIA. Lisa O. Brinkley Vice President and Compliance Director of DMBT, DMC and DIA. Joel A. Ettinger Vice President of Taxation of DMBT, DMC and DIA. Richard Salus Vice President and Assistant Controller of DMBT, DMC and DIA.


General  Information  about  the  Trust

The Investment Advisor. ABN AMRO Asset Management (USA) Inc., 208 South LaSalle Street, Chicago, Illinois 60604 serves as the investment advisor for the Funds under an advisory agreement (the "Advisory Agreement") with the Trust. Under the Advisory Agreement, the Advisor reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Board of Trustees of the Trust.

The Advisor is a direct, wholly owned subsidiary of ABN AMRO Capital Markets Holding, Inc., located at 208 South LaSalle Street, Chicago, Illinois 60604. The Advisor is an indirect wholly-owned subsidiary of ABN AMRO Holding N.V., a Netherlands company, Foppingadreef 22, Bs Amsterdam, The Netherlands.

The Distributor. First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, currently serves as the Trust's distributor pursuant to a Distribution Agreement between the Trust and the Distributor. It is expected that on or around December 1, 1999, Provident Distributors, Inc. ("PDI"), located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961, will become the Trust's distributor.

The Administrator. ABN AMRO Fund Services, Inc. (the "Administrator"), 208 South LaSalle Street, Chicago, Illinois, provides the Trust with administrative services. The Administrator is an affiliate of the Advisor and both are under common control of ABN AMRO Holding N.V. a Netherlands company. Investor Services Group, Inc., located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as sub-administrator to the Trust. Investor Services Group is a wholly owned subsidiary of First Data Corporation. It is expected that on or around December 1, 1999, PFPC Worldwide Inc., located at 400 Bellevue Parkway, Wilmington, Delaware 19809, will serve as sub-administrator to the Trust.

Brokerage Commissions. For the fiscal year ended December 31, 1998, the commissions paid by the Small Cap Growth Fund to "affiliated brokers" as defined in Schedule 14A under the Securities Exchange Act of 1934 (the "Exchange Act") were $594 paid to [SEI Corporation] which amounted to 0.80% of the aggregate brokerage commissions paid by the Small Cap Growth Fund. No commissions were paid by the Value Fund to "affiliated brokers" for the fiscal year ended December 31, 1998.

5% Shareholders. As of the Record Date, the persons listed on Schedule 1 attached hereto were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of each of the Funds of the Trust. The Trust believes that most of these shares were held in accounts for the fiduciary, agency or custodial customers of the persons listed in Schedule 1 attached hereto.

[As of the record date, the Trust and its Trustees and officers did not own beneficially more than 1% of the outstanding shares of either Fund.]

Required Vote

The presence at the Meeting of the holders of a majority of the shares of each Fund as of the Record Date, either in person or by proxy, constitutes a quorum. Approval of a proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. Abstentions and "broker non-votes" will be counted as shares present for purposes of determining whether a quorum is present. Because abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, they will therefore have the effect of counting against a proposal.

Adjournment

In the event that sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days to permit further solicitation of proxies with respect to the proposals. Any such adjournment requires the affirmative vote of a majority of the votes cast in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Advisor. Any adjournment will be held at the offices of Investor Services Group, 4400 Computer Drive, Westborough, Massachusetts 01581.

Shareholder Meeting Costs

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by the Advisor, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Advisor may hire a solicitor to solicit proxies from brokers, banks, other institutional holders and individual shareholders, the fee for which will be borne by the Advisor.

Annual Reports

A copy of the Trust's annual report for the fiscal year ended December 31, 1998, and the most recent Semi-Annual Report succeeding such Annual Report, is available without charge upon request by writing to the Funds c/o ABN AMRO Funds, P.O. Box 60549, King of Prussia, Pennsylvania 19406-0549 or by calling 1-800-443-4725.

Proposals of Shareholders

Under Massachusetts law, ABN AMRO Funds are not required to hold annual shareholder meetings, but it will hold special meetings as required or deemed desirable, or upon request by holders of 10% of the shares. Since ABN AMRO Funds do not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Even without routine annual meetings, the Board of Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Act, or as required or permitted by the Declaration of Trust and By-Laws of the Trust. In compliance with the Act, shareholder meetings will be held under certain circumstances. The Trust also may hold shareholder meetings for other purposes, including to approve changes to certain investment policies or other matters requiring shareholder action under the Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Assistant Secretary of the Trust, c/o Investor Services Group, 101 Federal Street, BOS 610, Boston, Massachusetts 02110.

Other Matters to Come Before the  Meeting

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

ABN AMRO FUNDS

PROXY SOLICITED BY THE BOARD OF TRUSTEES Special Meeting of Shareholders - November 30, 1999

The undersigned hereby appoints Steven Smith, Marc Peirce and Elizabeth Lawrence, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all shares of the Value Fund and the Small Cap Growth Fund of ABN AMRO Funds held of record by the undersigned on October 14, 1999 at the Special Meeting of Shareholders (the "Meeting") to be held on November 30, 1999, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.




(Continued on reverse side)

     |X|
                Please mark your
                votes as in this
                 example.

                                                  for     against    abstain

1. Approval of a new Investment Sub-Advisory Agreement between ABN AMRO Asset Management (USA) Inc. and Mellon Equity Associates, LLP relating to the Value Fund.
     (Value Fund Shareholders only)
                                                  for      against   abstain

2. Approval of a new Investment Sub-Advisory Agreement between ABN AMRO Asset Management (USA) Inc. and Delaware Management Company, a series of Delaware Management Business Trust relating to the Small Cap Growth Fund.
     (Small Cap Growth Fund Shareholders only)

3. To consider and vote upon such other Check Here for Change matters as may properly come before said of Address and Note Meeting or any adjournment thereof. hereon.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted "FOR" Proposal 1 and 2, and Proposal 3, as such matters may arise. Please refer to the Proxy Statement for a discussion of all of the proposals.

please sign, date and return this proxy in the enclosed postage paid envelope.


signature:  ______________________________________________
date: _________________________________________________

(important): Please sign exactly as the name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Proxies executed in the name of a corporation should be signed on behalf of the corporation by a duly authorized officer.

EXHIBIT A

FORM OF
NEW INVESTMENT SUB-ADVISORY AGREEMENT
FOR
THE VALUE FUND

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT  made this day of , 1999,  by and  between  ABN AMRO Asset  Management
(USA) Inc., a Delaware corporation and U.S. registered Investment Advisor (the "Investment Manager") and Mellon Equity Associates, LLP, a Pennsylvania limited liability partnership (the "Sub-Advisor").

WHEREAS, the Investment Manager serves as the investment advisor to the ABN AMRO Funds (the "Company"), an open-end, management investment company registered under the Investment Company Act of 1940, as amended, which consists of several series, each having its own investment objective and policies; and

WHEREAS, one of those series is the ABN AMRO Value Fund(US)   (the "Fund"); and

WHEREAS, the Investment Manager serves as the investment advisor to the Company pursuant to an investment advisory agreement with the Investment Manager pursuant to which the Investment Manager has agreed to act as investment manager to the Fund; and

WHEREAS, the Investment Manager, acting with the approval of the Company, wishes to retain the Sub-Advisor to render discretionary investment advisory services to the Fund, and the Sub-Advisor is willing to render such services.

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. Duties of  Sub-Advisor.  The  Sub-Advisor  shall  manage the  investment  and reinvestment  of  the  Fund's  assets  and  determine  in  its  discretion,  the securities and other property to be purchased or sold and the portion of the Fund's assets to retain in cash. The Sub-Advisor shall review all proxy solicitation materials and shall exercise any voting rights associated with securities comprising the Fund's assets in the best interests of the Fund and its shareholders. The Sub-Advisor shall provide the Investment Manager and the Fund with records concerning the Sub-Advisor's activities that the Investment Manager is required to maintain, and to render regular reports to the Investment Manager concerning the Sub-Advisor's discharge of the foregoing responsibilities.

The Sub-Advisor shall discharge the foregoing responsibilities subject to the supervision of the Investment Manager and the Company's Board of Trustees and their agents, including the officers of the Company and the Investment Manager, and in compliance with (i) such policies as the Investment Manager may from time to time establish and communicate to the Sub-Advisor in writing, (ii) the objectives, policies, and limitations for the Fund set forth in the Prospectus and Statement of Additional Information as those documents may from time to time be amended or supplemented from time to time and delivered to the Sub-Advisor (the "Prospectus and Statement of Additional Information"), (iii) the Declaration of Trust of the Company, and (iv) applicable laws and regulations including the Investment Company Act of 1940 (the "1940 Act") and the Internal Revenue Code of 1986, as both may from time to time be amended.

The Sub-Advisor agrees to perform such duties at its own expense and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Sub-Advisor will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund.

2. Duties of Investment Manager. The Investment Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement between it and the Company and shall oversee and review the Sub-Advisor's performance under this Agreement.

The Investment Manager shall furnish to the Sub-Advisor current and complete copies of the Declaration of Trust and By-laws of the Company, and the current Prospectus and Statement of Additional Information and copies of such documents as they may be amended from time to time.

3. Custody, Delivery and Receipt of Securities. The Fund shall designate one or more custodians to hold the Fund's assets. The custodians, as so designated, will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and the Sub-Advisor shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund. In the event that any cash or securities of the Fund are delivered to the Sub-Advisor, it will promptly deliver the same over to the custodian for the benefit of and in the name of the Fund.

4. Portfolio Transactions. The Sub-Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and other property for the Fund in a manner that implements the policy with respect to brokerage set forth in the Prospectus and Statement of Additional Information for the Fund or as the Board of Trustees or the Investment Manager may direct from time to time in conformity with federal securities laws.

In executing Fund transactions and selecting brokers or dealers, the Sub-Advisor will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). In no instance, however, will Fund assets be purchased from or sold to the Investment Manager, Sub-Advisor, the Company's principal underwriter, or any affiliated person of either the Company, the Investment Manager or the principal underwriter (as such affiliates may be disclosed to the Sub-Advisor), except to the extent permitted by the Investment Manager, the Securities and Exchange Commission ("SEC") and the 1940 Act.

5. Compensation of the Sub-Advisor. For the services to be rendered by the Sub-Advisor under this Agreement, the Investment Manager shall pay to the Sub-Advisor compensation at the rate specified in Schedule 1 as it may be amended from time to time. Such compensation shall be paid at the times and on the terms set forth in Schedule 1. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement. If the Investment Manager reduces its fee rate for the Fund because of excess expenses, the Sub-Advisor shall reduce its fee rate by an amount equal to one-half of the amount by which the Investment Manager reduced its fee rate. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Advisor may, in its discretion and from time to time, waive a portion of its fee.

6.  Reports.

(i) The Sub-Advisor shall provide to the Fund's custodian and Fund's accounting agent promptly, on each business day, information relating to all Fund transactions and shall provide such information to the Investment Manager upon request. The Sub-Advisor will make all reasonable efforts to notify the custodian of all orders to brokers by 9:00 am EST on the day following the trade date and will affirm the trade to the custodian before the close of business one business day after the trade date (T + 1).

(ii) The Sub-Advisor will promptly communicate to the Investment Manager and to the Company such information relating to portfolio transactions as they may reasonably request.

(iii) The Sub-Advisor shall promptly notify the Company and the Investment Manager of any financial condition likely to impair the ability of the Sub-Advisor to fulfill its commitments under this Agreement.

7. Status of Sub-Advisor. The Sub-Advisor is a registered investment advisor and will continue to be registered as such under the Investment Advisers Act of 1940. The services of the Sub-Advisor to the Investment Manager for the benefit of the Company are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. The Sub-Advisor represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it:

         (a) does now and will continue to conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities;

         (b) will act upon proper instructions from the Investment Manager not inconsistent with its fiduciary duties hereunder;

         (c) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when release of such information is so requested by the Fund); and

         (d) will not make reference to or use the name of the Fund or the Investment Manager or any of their affiliates, or any of their clients and this Sub-Advisory Agreement in any advertising or promotional materials without the prior written approval of the Investment Manager.

8. Certain Records. The Sub-Advisor shall maintain all books and records with respect to transactions involving the Fund's assets required by subparagraphs
(b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Advisor shall provide to the Investment Manager or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Investment Manager or the Board of Trustees may reasonably request.

The Sub-Advisor shall keep the books and records relating to the Fund's assets required to be maintained by the Sub-Advisor under this Agreement and shall timely furnish to the Investment Manager all information relating to the Sub-Advisor's services under this Agreement needed by the Investment Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Advisor shall also furnish to the Investment Manager any other information relating to its management of the Fund's assets that is required to be filed by the Investment Manager or the Company with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Investment Manager or the Company obtains from the SEC. The Sub-Advisor agrees that all records that it maintains on behalf of the Fund are property of the Company and the Sub-Advisor will surrender promptly to the Company any of such records upon the Company's request; provided, however, that the Sub-Advisor may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Advisor shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Advisor upon the termination of this Agreement (or, if there is no successor Sub-Advisor, to the Investment Manager).

9. Limitation of Liability of Sub-Advisor. The duties of the Sub-Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Advisor hereunder. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder except where there is a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder (except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby), wherein Sub-Advisor agrees to indemnify and hold harmless the Investment Manager, the Fund, the Company and their officers and employees, against any and all costs and liabilities (including legal and other expenses) which the Investment Manager, the Fund or the Company may incur as a result of such willful misfeasance, bad faith, gross negligence or reckless disregard by the Sub-Advisor. (As used in this Paragraph 9, the term "Sub-Advisor" shall include directors, officers, employees and other corporate agents of the Sub-Advisor as well as that entity itself).

10. Duration and Termination. This Agreement shall be come effective upon its approval by the Board of Trustees of the Company and by a vote of the majority of the outstanding voting securities of the Fund, and its execution by the parties hereto. This Agreement shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually by the vote of a (a) majority of those Trustees of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Company, or by the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Company or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Sub-Advisor, by the Investment Manager at any time without the payment of a penalty upon 90 days written notice to the Sub-Advisor, or by the Sub-Advisor at any time without the payment of any penalty on 90 days written notice to the Investment Manager. This Agreement will automatically and immediately terminate in the event of its assignment or in the event of the termination of the Investment Manager's advisory agreement with the Company. Any termination of this Agreement in accordance with the terms hereof will not affect the obligations or liabilities accrued prior to termination. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 12, the terms "assignment", "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exceptions as may be granted by the SEC under said Act.

11. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, or by a nationally recognized courier or delivery service, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice. At the outset, such notices shall be delivered to the following addresses:

If to the Investment Manager:  Attn:  Mr. Steven Smith, Director of Mutual Funds
                                        ABN AMRO Asset Management (USA) Inc.
                                        208 South LaSalle Street, 4th Floor
                                        Chicago, Illinois 60604

If to the Sub-Advisor:                  Attn:  William P. Rydell
                                        Mellon Equity Associates, LLP
                                        500 Grant Street
                                        Suite 4200
                                        Pittsburgh, PA  15258-0001

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Illinois and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Illinois, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

14. Miscellaneous. This instrument constitutes the sole and only agreement of the parties to it relating to its object; any prior agreements, promises or representations not expressly set forth in this Agreement are of no force and effect. No waiver or modification of this Agreement shall be effective unless reduced to writing and signed by the party to be charged. No failure to exercise and no delay in exercising on the part of any party hereto of any right, remedy, power or privilege hereunder shall operate as a waiver thereof. Except as set forth in Section 12, this Agreement binds and inures to the benefit of parties, their successors and assigns. This Agreement may be executed in more than one counterpart each of which shall be deemed an original and both of which, taken together, shall be deemed to constitute one and the same instrument. The name "ABN AMRO Funds" and "Board of Trustees" refers respectively to the Company created by, and the trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereinafter filed. The obligations of "ABN AMRO Funds" entered in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the trustees, shareholders or representatives of the Company personally, but bind only the assets of the Company, and persons dealing with the Fund must look solely to the assets of the Company belonging to such Fund for the enforcement of any claims against the Company. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.


ABN AMRO Asset Management (USA) Inc.

By: ________________________________
By:_________________________________

Attest:______________________________     Attest:______________________________


Mellon Equity Associates, LLP


By:_______________________________          By:________________________________
Attest:____________________________        Attest:_____________________________

 Schedule 1
         to the
         Investment Sub-Advisory Agreement
         dated                      , 1999
         between
ABN AMRO Asset Management (USA) Inc.
         and
         Mellon Equity Associates, LLP

Fees


 .400 of 1% (.00400) per annum on the first $100 million of the Fund's average daily net assets .350 of 1% (.00350) per annum on the next $150 million of the Fund's average daily net assets .300 of 1% (.00300) per annum on the next $250 million of the Fund's average daily net assets .250 of 1% (.00250) per annum thereafter of the Fund's average daily net assets












ABN AMRO ASSET MANAGEMENT (USA) INC.            MELLON EQUITY ASSOCIATES, LLP



By:___________________________                 By:___________________________
     Name:                                                 Name:
     Title:                                                Title:


By:___________________________                 By:___________________________
     Name:                                                 Name:
     Title:                                                Title:

EXHIBIT B

FORM OF
NEW INVESTMENT SUB-ADVISORY AGREEMENT
FOR
SMALL CAP GROWTH FUND

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT  made this day of , 1999,  by and  between  ABN AMRO Asset  Management
(USA) Inc., a Delaware corporation and U.S. registered Investment Advisor (the "Investment Manager") and Delaware Management Company, a series of Delaware Management Business Trust, a Delaware business trust and U.S. registered Investment Advisor (the "Sub-Advisor").

WHEREAS, the Investment Manager serves as the investment advisor to the ABN AMRO Funds (the "Company"), an open-end, management investment company registered under the Investment Company Act of 1940, as amended, which consists of several series, each having its own investment objective and policies; and

WHEREAS, one of those series is the ABN AMRO Small Cap Fund(US) (the "Fund");
and

WHEREAS, the Investment Manager serves as the investment advisor to the Company pursuant to an investment advisory agreement with the Investment Manager pursuant to which the Investment Manager has agreed to act as investment manager to the Fund; and

WHEREAS, the Investment Manager, acting with the approval of the Company, wishes to retain the Sub-Advisor to render discretionary investment advisory services to the Fund, and the Sub-Advisor is willing to render such services.

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. Duties of  Sub-Advisor.  The  Sub-Advisor  shall  manage the  investment  and reinvestment  of  the  Fund's  assets  and  determine  in  its  discretion,  the securities and other property to be purchased or sold and the portion of the Fund's assets to retain in cash. The Sub-Advisor shall review all proxy solicitation materials and shall exercise any voting rights associated with securities comprising the Fund's assets in the best interests of the Fund and its shareholders. The Sub-Advisor shall provide the Investment Manager and the Fund with records concerning the Sub-Advisor's activities that the Investment Manager is required to maintain, and to render regular reports to the Investment Manager concerning the Sub-Advisor's discharge of the foregoing responsibilities.

The Sub-Advisor shall discharge the foregoing responsibilities subject to the supervision of the Investment Manager and the Company's Board of Trustees and their agents, including the officers of the Company and the Investment Manager, and in compliance with (i) such policies as the Investment Manager may from time to time establish and communicate to the Sub-Advisor, (ii) the objectives, policies, and limitations for the Fund set forth in the Prospectus and Statement of Additional Information as those documents may from time to time be amended or supplemented from time to time and delivered to the Sub-Advisor (the "Prospectus and Statement of Additional Information"), (iii) the Declaration of Trust of the Company, and (iv) applicable laws and regulations including the Investment Company Act of 1940 (the "1940 Act") and the Internal Revenue Code of 1986, as both may be amended from time to time.

The Sub-Advisor agrees to perform such duties at its own expense and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Sub-Advisor will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund.

2. Duties of Investment Manager. The Investment Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement between it and the Company and shall oversee and review the Sub-Advisor's performance under this Agreement.

The Investment Manager shall furnish to the Sub-Advisor current and complete copies of the Declaration of Trust and By-laws of the Company, and the current Prospectus and Statement of Additional Information and copies of such documents as they may be amended from time to time.

3. Custody, Delivery and Receipt of Securities. The Fund shall designate one or more custodians to hold the Fund's assets. The custodians, as so designated, will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and the Sub-Advisor shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund. In the event that any cash or securities of the Fund are delivered to the Sub-Advisor, it will promptly deliver the same over to the custodian for the benefit of and in the name of the Fund.

4. Portfolio Transactions. The Sub-Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and other property for the Fund in a manner that implements the policy with respect to brokerage set forth in the Prospectus and Statement of Additional Information for the Fund or as the Board of Trustees or the Investment Manager may direct from time to time in conformity with federal securities laws.

In executing Fund transactions and selecting brokers or dealers, the Sub-Advisor will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). In no instance, however, will Fund assets be purchased from or sold to the Investment Manager, Sub-Advisor, the Company's principal underwriter, or any affiliated person of either the Company, the Investment Manager or the principal underwriter, except to the extent permitted by the Investment Manager, the Securities and Exchange Commission ("SEC") and the 1940 Act.

5. Compensation of the Sub-Advisor. For the services to be rendered by the Sub-Advisor under this Agreement, the Investment Manager shall pay to the Sub-Advisor compensation at the rate specified in Schedule 1 as it may be amended from time to time. Such compensation shall be paid at the times and on the terms set forth in Schedule 1. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement. If the Investment Manager reduces its fee rate for the Fund because of excess expenses, the Sub-Advisor shall reduce its fee rate by an amount equal to one-half of the amount by which the Investment Manager reduced its fee rate. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Advisor may, in its discretion and from time to time, waive a portion of its fee.

  6.  Reports.

(i) The Sub-Advisor shall provide to the Fund's custodian and Fund's accounting agent promptly, on each business day, information relating to all Fund transactions and shall provide such information to the Investment Manager upon request. The Sub-Advisor will make all reasonable efforts to notify the custodian of all orders to brokers by 9:00 am ET one business day following the trade date and will affirm the trade to the custodian before the close of business one business day after the trade date (T + 1).

(ii) The Sub-Advisor will promptly communicate to the Investment Manager and to the Company such information relating to portfolio transactions as they may reasonably request.

(iii) The Sub-Advisor shall promptly notify the Company and the Investment Manager of any financial condition likely to impair the ability of the Sub-Advisor to fulfill its commitments under this Agreement.

7. Status of Sub-Advisor. The Sub-Advisor is a registered investment advisor and will continue to be registered as such under the Investment Advisers Act of 1940. The services of the Sub-Advisor to the Investment Manager for the benefit of the Company are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

The Sub-Advisor represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it:

         (a) does now and will continue to conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities;

         (b) will act upon proper instructions from the Investment Manager not inconsistent with its fiduciary duties hereunder;

         (c) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when release of such information is so requested by the Fund); and

         (d) will not make reference to or use the name of the Fund or the Investment Manager or any of their affiliates, or any of their clients and the Sub-Advisory Agreement in any advertising or promotional materials without the prior written approval of the Investment Manager.

8. Certain Records. The Sub-Advisor shall maintain all books and records with respect to transactions involving the Fund's assets required by subparagraphs
(b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Advisor shall provide to the Investment Manager or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Investment Manager or the Board of Trustees may reasonably request.

The Sub-Advisor shall keep the books and records relating to the Fund's assets required to be maintained by the Sub-Advisor under this Agreement and shall timely furnish to the Investment Manager all information relating to the Sub-Advisor's services under this Agreement needed by the Investment Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Advisor shall also furnish to the Investment Manager any other information relating to its management of the Fund's assets that is required to be filed by the Investment Manager or the Company with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Investment Manager or the Company obtains from the SEC. The Sub-Advisor agrees that all records that it maintains on behalf of the Fund are property of the Company and the Sub-Advisor will surrender promptly to the Company any of such records upon the Company's request; provided, however, that the Sub-Advisor may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Advisor shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Advisor upon the termination of this Agreement (or, if there is no successor Sub-Advisor, to the Investment Manager).

9. Limitation of Liability of Sub-Advisor. The duties of the Sub-Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Advisor hereunder. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except where there is a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder (except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby), wherein Sub-Advisor agrees to indemnify and hold harmless the Investment Manager, the Fund, the Company and their officers and employees against any and all costs and liabilities (including legal and other expenses) which the Investment Manager, the Fund or the Company may incur as a result of such willful misfeasance, bad faith, gross negligence or reckless disregard by the Sub-Advisor. (As used in this Paragraph 9, the term "Sub-Advisor" shall include directors, officers, employees and other corporate agents of the Sub-Advisor as well as that entity itself).

10. Duration and Termination. This Agreement shall be come effective upon its approval by the Board of Trustees of the Company and by a vote of the majority of the outstanding voting securities of the Fund, and its execution by the parties hereto. This Agreement shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually by the vote of a (a) majority of those Trustees of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Company, or by the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Company or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Sub-Advisor, by the Investment Manager at any time without the payment of a penalty upon 90 days written notice to the Sub-Advisor, or by the Sub-Advisor at any time without the payment of any penalty on 90 days written notice to the Investment Manager. This Agreement will automatically and immediately terminate in the event of its assignment or in the event of the termination of the Investment Manager's advisory agreement with the Company. Any termination of this Agreement in accordance with the terms hereof will not affect the obligations or liabilities accrued prior to termination. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 12, the terms "assignment", "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exceptions as may be granted by the SEC under said Act.

11. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, or by a nationally recognized courier or delivery service, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice. At the outset, such notices shall be delivered to the following addresses:

If to the Investment Manager:  Attn: Mr. Steven  Smith, Director of Mutual Funds
                                        ABN AMRO Asset Management (USA) Inc.
                                        208 South LaSalle Street, 4th Floor
                                        Chicago, Illinois 60604

If to the Sub-Advisor:                  Attn:   David K. Downes
                                        President
                                        Delaware Management Company
                                        One Commerce Square
                                        Philadelphia, PA  19103


12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Illinois and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Illinois, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

14. Miscellaneous. This instrument constitutes the sole and only agreement of the parties to it relating to its object; any prior agreements, promises or representations not expressly set forth in this Agreement are of no force and effect. No waiver or modification of this Agreement shall be effective unless reduced to writing and signed by the party to be charged. No failure to exercise and no delay in exercising on the part of any party hereto of any right, remedy, power or privilege hereunder shall operate as a waiver thereof. Except as set forth in Section 12, this Agreement binds and inures to the benefit of parties, their successors and assigns. This Agreement may be executed in more than one counterpart each of which shall be deemed an original and both of which, taken together, shall be deemed to constitute one and the same instrument. The name "ABN AMRO Funds" and "Board of Trustees" refers respectively to the Company created by, and the trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereinafter filed. The obligations of "ABN AMRO Funds" entered in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the trustees, shareholders or representatives of the Company personally, but bind only the assets of the Company, and persons dealing with the Fund must look solely to the assets of the Company belonging to such Fund for the enforcement of any claims against the Company. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.


ABN AMRO Asset Management (USA) Inc.

By:_______________________________          By:_______________________________

Attest:_____________________________      Attest:_____________________________


Delaware Management Company


By:_______________________________          By:_______________________________

Attest: ____________________________       Attest:____________________________

 Schedule 1
         to the
         Investment Sub-Advisory Agreement
         dated                      , 1999
         between
ABN AMRO Asset Management (USA) Inc.
         and
         Delaware Investment Advisers


Fees


 .550 of 1% (.00550) per annum on the first $50 million of the Fund's average daily net assets .450 of 1% (.00450) per annum thereafter of the Fund's average daily net assets











ABN AMRO ASSET MANAGEMENT (USA) INC.             DELAWARE  MANAGEMENT COMPANY



By:___________________________                   By:___________________________
     Name:                                                 Name:
     Title:                                                Title:


By:___________________________                   By:___________________________
     Name:                                                 Name:
     Title:                                                Title:

                                   SCHEDULE 1

                                [TO BE PROVIDED]